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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                               FEBRUARY 24, 1997

                         TIDELANDS ROYALTY TRUST "B"
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    STATE OF TEXAS              0-8677                   75-6007863
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


                           NATIONSBANK OF TEXAS, N.A.
                                P.O. BOX 830241
                           DALLAS, TEXAS  75283-0241
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (800) 985-0794


                                   NO CHANGE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         Tidelands Royalty Trust "B" issued the following press release on February 24, 1997:

         "CHANGE IN SECURITIES TRADING MARKET -- Tidelands Royalty Trust B (TIRTZ) (the "Trust") has been notified by The Nasdaq Stock Market, Inc. ("Nasdaq") that the Trust's units of beneficial interest units will cease to be listed for trading on the Nasdaq's Small Cap Market. The market for the Trust's units instead will occur through the Over the Counter Bulletin Board. This change will be effective with the opening of business on February 27, 1997. The trading symbol on the Over the Counter Bulletin Board will continue to be "TIRTZ."

         The Trust's units are being delisted because the Trust does not meet Nasdaq's minimum assets and equity criteria. Management of the Trust, however, believes that Nasdaq's action is not based on any deterioration of the Trust's financial condition or prospects. Since 1993, the Trust has been listed pursuant to an exception from Nasdaq's continued listing criteria. Nasdaq now has determined not to continue this exception, based in part on "the emergence of the [Over the Counter Bulletin Board] as a viable option for companies not qualifying for continued inclusion on Nasdaq."

         Management of the Trust also believes that the Over the Counter Bulletin Board will prove to be a satisfactory market mechanism for trading in the units. Actual results, of course, may vary and will depend on the number of market makers who are active in the units, the number of buyers and sellers of units, the prices at which such buyers and sellers are willing to buy and sell, and the future results of the Trust's operations.

         The Trust has 1,386,375 units issued and outstanding, 452,366 of which are owned by Marine Petroleum Trust. Tidelands is a royalty trust with overriding royalty interests in oil and gas leases in the Gulf of Mexico. The majority of its income is from leases owned and operated by Chevron and Pennzoil. In 1996 Tidelands collected oil and gas royalties totaling $1,093,787 ($.788955 per share) and (after deducting administrative expenses of $64,264) distributed $1,029,523 ($.742601 per share) to its unitholders."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are attached hereto as exhibits:

         (a)     Financial statements of business acquired -- not applicable.


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         (b)     Pro Forma Combined Condensed Financial Information -- not
                 applicable.

         (c)     Exhibits:

                 99.1.1 Tidelands Royalty Trust "B" Press Release dated February 24, 1997 entitled "Changes in Securities Trading Market."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TIDELAND ROYALTY TRUST "B"

                                            NationsBank of Texas, N.A., Trustee


Date:    February 24, 1997                  By:/s/ PATRICIA COX
                                              ---------------------------------
                                               Patricia Cox
                                               Vice President


Date:    February 24, 1997                  By:/s/ R. RAY BELL
                                              ---------------------------------
                                               R. Ray Bell
                                               Principal Accounting Officer



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                                 EXHIBIT INDEX



                                                        SEQUENTIAL
EXHIBIT NO.          DESCRIPTION OF EXHIBIT               PAGE NO.
-----------          ----------------------             -----------

99.1.1            Tidelands Royalty Trust "B" Press        6
                  Release dated February 24, 1997
                  entitled "Changes in Securities
                  Trading Market"



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